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                                                                       Exhibit I

Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-42987, No. 333-34125, No. 33-41934,
No. 33-56088, No. 33-59049, No. 33-59141, No. 33-55173, No. 33-55709,
No. 33-60943, No. 333-36440, No. 333-88613, No. 333-55346) of Viacom Inc. of our
report dated June 22, 2001, related to the financial statements of the MTVi Group Investment Plan, which appears in this Form 11-K.


PricewaterhouseCoopers LLP

New York, New York
June 22, 2001